13. Subsequent Events	3 Months Ended
Sep. 30, 2015
Subsequent Events [Abstract]
Subsequent Events

On October 21st the Company engaged Steven Wildstein as a consultant to assist in strategic business planning, and investor and public relations services. The agreement shall continue until the 20th of April 2016. The Company may opt-out of its agreement after three months. For the first month of the agreement, the Company may opt-out of this agreement after three months. For the first month of the agreement, the Company shall cause one of its investors to transfer warrants to the consultant to purchase 12,500 common shares exercisable until March 31, 2017 with an exercise price of $0.04 per share. For months 2 through 6 of the agreement, the consultant shall be entitled to compensation for services to be provided fixed at $3,000 and 10,000 restricted shares per month.